UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: March 31, 2015

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900 Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors of SciClone Pharmaceuticals, Inc. (the “Company”) approved of a long term incentive program providing Dr. Friedhelm Blobel, President and Chief Executive Officer of the Company, Mr. Wilson W. Cheung, Senior Vice President, Finance and Chief Financial Officer of the Company, and Hong Zhao, Chief Executive Officer, China Operations of the Company (each, a “Participant”) with 300,000, 150,000 and 150,000 restricted stock units (“RSUs”), respectively. One half of the RSUs to be provided are to be subject to time-based vesting (the “Time-Based RSU Awards”), vesting in three equal annual installments at the close of business on the first business day following December 31 of each of calendar year 2015, 2016 and 2017, provided that the Participant’s service with the Company has not terminated prior to the applicable vesting time; provided further that in the event of a change in control, the Time-Based RSU Awards shall provide for double trigger acceleration and shall accelerate in full upon a severance (in the absence of a change in control) if such severance is other than for cause. The other half of the RSUs to be provided are subject to performance-based vesting (the “Performance-Based RSU Awards”), vesting at the close of business on the first business day following December 31, 2017 to the extent of the achievement of specified performance goals, or, if earlier, in full immediately prior to a change in control, provided that the Participant’s service with the Company has not terminated prior to the applicable vesting time; provided further that if such Participant’s service is terminated by the Company other than for cause, the Performance-Based RSU Awards shall vest to the same extent as if such Participant’s service had not terminated prior to the applicable vesting time. The Performance-Based RSU Awards will provide for up to one half of such awards to vest upon achievement of specified Company revenue goals, and the other half of such awards to vest upon achievement of specified geographical expansion/product development goals. The Performance-Based RSU Awards will be subject to reduction if the Company identifies a material weakness in its internal control over financial reporting during the applicable vesting period, and would not vest in the event the Company has not sufficiently addressed specified priorities regarding continued and strengthened compliance with respect to Foreign Corrupt Practices Act matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2015	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and
Senior Vice President, Finance